UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive,
Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 11, 2023, Eversource Energy issued an additional $550,000,000 aggregate principal amount of its 5.45% Senior Notes, Series Z, Due 2028 (the “2028 Notes”), pursuant to an Underwriting Agreement, dated May 8, 2023, among Eversource Energy and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the underwriters named therein (the “Series Z Underwriting Agreement”). On May 11, 2023, Eversource Energy issued $450,000,000 aggregate principal amount of its 4.75% Senior Notes, Series AA, Due 2026 (the “2026 Notes”), pursuant to an Underwriting Agreement, dated May 8, 2023, among Eversource Energy and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, BNY Mellon Capital Markets, LLC, KeyBanc Capital Markets Inc., PNC Capital Markets LLC and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein (the “Series AA Underwriting Agreement”). On May 11, 2023, Eversource Energy issued $800,000,000 aggregate principal amount of its 5.125% Senior Notes, Series BB, Due 2033 (the “2033 Notes” and, together with the 2028 Notes and the 2026 Notes, the “Notes”), pursuant to an Underwriting Agreement, dated May 8, 2023, among Eversource Energy and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (the “Series BB Underwriting Agreement”).

The Notes are Eversource Energy’s unsecured obligations and were issued under the Nineteenth Supplemental Indenture, dated May 1, 2023, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “Nineteenth Supplemental Indenture”), supplementing the Indenture between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), dated as of April 1, 2002 (the “Indenture”).

The additional 2028 Notes are part of the same series of debt securities issued by Eversource Energy on March 6, 2023. Following the closing of this offering, the aggregate principal amount of 2028 Notes outstanding totaled $1,300,000,000. The terms of the Series Z Notes, and the form thereof, were set forth in the Eighteenth Supplemental Indenture, dated as of March 1, 2023 between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “Eighteenth Supplemental Indenture”). Interest on the 2028 Notes is payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2023 and ending on the maturity date of the 2028 Notes. Interest on the 2026 Notes and the 2033 Notes is payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2023 and ending on the applicable maturity date.

The foregoing summaries of the Series Z Underwriting Agreement, the Series AA Underwriting Agreement, the Series BB Underwriting Agreement, the Indenture, the Eighteenth Supplemental Indenture and the Nineteenth Supplemental Indenture do not purport to be complete and are qualified in their entirety by references to such documents. The Series Z Underwriting Agreement, the Series AA Underwriting Agreement, the Series BB Underwriting Agreement, the Eighteenth Supplemental Indenture and the Nineteenth Supplemental Indenture are filed hereto as Exhibits 1.1, 1.2, 1.3, 4.1 and 4.3, respectively. The Indenture is filed as Exhibit A-3 to Eversource Energy’s 35-CERT, filed April 16, 2002 (File No. 070-09535).

A copy of the opinion of Ropes & Gray LLP relating to the validity of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Series Z Underwriting Agreement, dated May 8, 2023, among Eversource Energy and the Underwriters named therein.
1.2	Series AA Underwriting Agreement, dated May 8, 2023, among Eversource Energy and the Underwriters named therein.
1.3	Series BB Underwriting Agreement, dated May 8, 2023, among Eversource Energy and the Underwriters named therein.
4.1	Eighteenth Supplemental Indenture, dated as of March 1, 2023, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Eversource Energy with the Commission on March 6, 2023, File No. 001-05324.
4.2	Form of the 2028 Notes (included as Exhibit A to the Eighteenth Supplemental Indenture filed herewith as Exhibit 4.1).
4.3	Nineteenth Supplemental Indenture, dated as of May 1, 2023, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.4	Form of the 2026 Notes (included as Exhibit A to the Nineteenth Supplemental Indenture filed herewith as Exhibit 4.3).
4.5	Form of the 2033 Notes (included as Exhibit B to the Nineteenth Supplemental Indenture filed herewith as Exhibit 4.3).
5.1	Legal opinion of Ropes & Gray LLP relating to the validity of the Notes.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

May 11, 2023	By:	/s/ Emilie G. O’Neil
Emilie G. O’Neil
Assistant Treasurer